UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Contribution Agreements

On June 8, 2022, the operating partnership of VineBrook Homes Trust, Inc. (the “Company”), VineBrook Homes Operating Partnership, L.P. (the “Operating Partnership”), entered into a contribution agreement (the “Contribution Agreement”) by and among the Operating Partnership and NexPoint Homes Trust, Inc., a Maryland corporation (“NexPoint Homes”), a newly formed corporation which is externally advised by an affiliate of our adviser, NexPoint Advisors V, L.P. (our “Adviser”). Pursuant to the terms of the Contribution Agreement, the Operating Partnership contributed $50 million to NexPoint Homes in exchange for 2,000,000 shares of Class A common stock, par value $0.01 per share of NexPoint Homes (“Class A Shares”). The Class A Shares were issued in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”).

Following the contribution by the Operating Partnership to NexPoint Homes, NexPoint Homes entered into a contribution agreement (the “SFR OP Contribution Agreement”) with NexPoint SFR Operating Partnership, L.P. (the “SFR OP”), the operating partnership of NexPoint Homes, certain funds managed by affiliates of our Adviser (the “Funds”) and certain individuals (the “Principals”) affiliated with HomeSource Operations, LLC, the external manager of the SFR OP. Pursuant to the terms of the SFR OP Contribution Agreement, NexPoint Homes contributed $50 million to the SFR OP in exchange for 2,000,000 limited partnership units of the Operating Partnership (“SFR OP Units”). Simultaneously, the Funds contributed an aggregate of $40.1 million to the SFR OP in exchange for 1,604,000 SFR OP Units and the Principals contributed an aggregate of $1.05 million to the SFR OP in exchange for 42,000 SFR OP Units. The SFR OP Units were issued in reliance on an exemption from the registration requirements of the Securities Act.

Following the foregoing contributions, NexPoint Homes is a wholly-owned subsidiary of the Operating Partnership and NexPoint Homes owns 54.9% of the outstanding SFR OP Units.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and the SFR OP Contribution Agreement, which is filed as Exhibit 10.2 to this Current Report, both of which are incorporated herein by reference.

Convertible Notes

On June 8, 2022, the Operating Partnership loaned $50 million to NexPoint Homes in exchange for $50 million of 7.50% convertible notes of NexPoint Homes (the "NexPoint Homes Convertible Notes"). The NexPoint Homes Convertible Notes bear interest at 7.50%, are interest only during the term of the NexPoint Homes Convertible Note and mature on June 30, 2027. From August 1, 2022 through March 31, 2027, the NexPoint Homes Convertible Notes are convertible into Class A Shares of NexPoint Homes at the election of the Operating Partnership at the then-current net asset value, subject to certain limitations, including NexPoint Homes' right to prohibit conversion if, among other things, conversion would negatively impact NexPoint Homes’ real estate investment trust status.

On June 8, 2022, NexPoint Homes loaned $50 million to the SFR OP in exchange for $50 million of 7.50% convertible notes of the SFR OP (the “SFR OP Convertible Notes”) and the Funds loaned an aggregate of $75.1 million to the SFR OP in exchange for $75.1 million of SFR OP Convertible Notes. The SFR OP Convertible Notes bear interest at 7.50%, are interest only during the term of the SFR OP Convertible Note and mature on June 30, 2027. From August 1, 2022 through March 31, 2027, the SFR OP Convertible Notes are convertible into SFR OP Units of the SFR OP at the election of the holder at the then-current net asset value, subject to certain required approvals and limitations, including the SFR OP’s right to prohibit conversion if, among other things, conversion would negatively impact NexPoint Homes’ real estate investment trust status or cause NexPoint Homes to own less than 50.0% of the SFR OP.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the form of NexPoint Homes Convertible Notes and the form of SFR OP Convertible Notes, which are filed as Exhibit 10.3 and 10.4, respectively, to this Current Report, both of which are incorporated herein by reference.

SFR OP Agreement

On June 8, 2022, in connection with the contributions described above, NexPoint Homes entered into an Amended and Restated Limited Partnership Agreement of the SFR OP (the “SFR OP Agreement”) by and among the Company, the Funds, the Principals and the general partner of the SFR OP. The SFR OP Agreement governs the rights and obligations of the partners in the SFR OP. The SFR OP is managed by its general partner, subject to oversight by the SFR OP board of directors. The limited partners of the SFR OP elect the directors of the SFR OP board, with each SFR OP Unit having one vote. Mr. Brian Mitts, our Interim President, Chief Financial Officer, Assistant Secretary and Treasurer, is the initial sole director of the SFR OP board of directors. The foregoing summary description of the SFR OP Agreement does not purport to be complete and is qualified in its entirety by reference to the SFR OP Agreement, a copy of which is included as Exhibit 10.5 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10.1	Contribution Agreement, dated as of June 8, 2022, between VineBrook Homes Operating Partnership, L.P. and NexPoint Homes Trust, Inc.

10.2
Contribution Agreement, dated as of June 8, 2022, between NexPoint Homes Trust, Inc., NexPoint SFR Operating Partnership, L.P., NexPoint Diversified Real Estate Trust, NRESF REIT Sub, LLC, NFRO REIT Sub, LLC, GAF REIT Sub, LLC, Randy Hagedorn, Adam Levinson and Richard Scola.

10.3	Form of 7.50% Convertible Notes of NexPoint Homes, Inc., due June 30, 2027.

10.4	Form of 7.50% Convertible Notes of NexPoint SFR Operating Partnership, L.P., due June 30, 2027.

10.5	Amended and Restated Limited Partnership Agreement of NexPoint SFR Operating Partnership, L.P., dated as of June 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts
Name:	Brian Mitts
Title:	Interim President, Chief Financial Officer, Assistant Secretary and Treasurer

Date: June 14, 2022